UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date

October 27, 2021

(Date of earliest event reported)

TELKONET, INC.

(Exact Name of Registrant as Specified in Its Charter)

Utah

(State or Other Jurisdiction of Incorporation)

000-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20800 Swenson Drive, Suite 175, Waukesha, WI 53186

(Address of Principal Executive Offices)

414.302.2299

(Registrant's Telephone Number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Telkonet, Inc. (the “Company”) held a Special Meeting of Stockholders (“Special Meeting”) on October 27, 2021. The Company’s stockholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the Special Meeting dated September 22, 2021 (the “Proxy Statement”).

Set forth below are the results of the matters voted on by the Company's stockholders at the Special Meeting.

Proposal 1 – Approval of Amendment to Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock

The vote to approve an amendment to Telkonet’s Amended and Restated Articles of Incorporation to increase the authorized shares of common stock of Telkonet (the “Common Stock”) from 190,000,000 shares to 475,000,000 shares, was as follows:

Common and Series A and B Preferred voting as a single class:

Votes For	Votes Against	Abstain
79,129,311	10,544,145	486,497

Common only voting as a separate class:

Votes For	Votes Against	Abstain
77,072,749	10,547,385	587,097

Proposal 2 – Approval of the Issuance of Common Stock and the Warrant and Warrant Shares

The vote to approve the issuance of shares of Telkonet Common Stock and the Warrant and Warrant Shares (as defined in the Proxy Statement) to VDA Group S.p.A., an Italian joint stock company (“VDA”) pursuant to the terms of the Stock Purchase Agreement, dated as of August 6, 2021, between Telkonet and VDA, was as follows:

Votes For	Votes Against	Abstain
79,093,301	10,455,855	610,797

Proposal 3 – Approval of Adjournment

The vote to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals set forth above was as follows:

Votes For	Votes Against	Abstain
79,258,507	9,627,751	1,273,695

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2021	TELKONET, INC.

By: /s/ Richard E. Mushrush
Richard E. Mushrush Chief Financial Officer

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